UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
June 3, 2026
Date of Report (Date of earliest event reported)
UPLAND SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36720	27-2992077
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
900 S. Capital of Texas Highway, Las Cimas IV, Suite 300
Austin, Texas 78746
(Address of principal executive offices, including zip code)
(512) 960-1010
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	UPLD	The Nasdaq Global Market
Preferred Stock Purchase Rights	-	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                              ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
As described in Item 5.07 below, on June 3, 2026, at the Annual Meeting, the stockholders of Upland Software, Inc. (the “Company”) approved an amendment (the “Equity Plan Amendment”) to the Company’s 2024 Omnibus Incentive Plan (the “2024 Plan”). On April 8, 2026, our Board of Directors, at the recommendation of the Compensation Committee to the Board of Directors, approved the Equity Plan Amendment, subject to approval by our stockholders at the Annual Meeting. The Equity Plan Amendment is effective as of June 3, 2026.
The Equity Plan Amendment increases the number of shares of the Company’s common stock, par value $0.001 per share (the "Common Stock") reserved for issuance under the 2024 Plan (including shares issuable pursuant to incentive stock options) by 2,000,000 shares. The Equity Plan Amendment does not modify any other terms of the 2024 Plan. Unless terminated sooner or extended, the 2024 Plan expires June 5, 2034.
The material terms of the Equity Plan Amendment were described in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the SEC on April 20, 2026. That detailed summary of the Equity Plan Amendment and any description contained herein are qualified in their entirety by reference to the full text of the Equity Plan Amendment, which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On June 3, 2026, the Company filed a Certificate of Amendment (the “Certificate of Amendment”) to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware, which will effect the Reverse Split (as defined below). The Certificate of Amendment will become effective at 12:01 AM Eastern Time on June 17, 2026, prior to the opening of trading on The Nasdaq Global Market (“Nasdaq”). As a result of the Reverse Split, every 10 shares of common stock, par value $0.0001 per share (the "Common Stock"), issued and outstanding will be converted into one share of Common Stock. No fractional shares will be issued in connection with the Reverse Split. Any stockholder who would otherwise be entitled to a fractional share shall be entitled to receive a cash payment (without interest) equal to the fractional share of post-Reverse Split Common Stock to which such stockholder would otherwise be entitled multiplied by the average of the closing sales price of a share of the Company’s Common Stock (as adjusted to give effect to the Reverse Split) on The Nasdaq Global Market during regular trading hours for the five (5) consecutive trading days immediately preceding the date the Certificate of Amendment is filed with the Secretary of State of the State of Delaware. The Reverse Split will not change the par value of the Common Stock or the authorized number of shares of Common Stock. The Reverse Split will affect all stockholders uniformly and will not alter any stockholder’s percentage interest in the Company’s equity (other than as a result of the payment of cash in lieu of fractional shares). All outstanding options, restricted stock awards, and other securities entitling their holders to purchase or otherwise receive shares of Common Stock will be adjusted as a result of the Reverse Split, as required by the terms of each security. The Company has requested that the Company’s Common Stock begin trading on June 17, 2026, on a post-reverse split basis on the Nasdaq under the existing symbol “UPLD”. The new CUSIP number for the Common Stock will be 91544A208. The foregoing brief description is qualified in its entirety by the text of the Certificate of Amendment, a copy of which is incorporated herein by reference as Exhibit 3.1 hereto.

Item 5.07. Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held June 3, 2026, at the Company’s offices at 900 S. Capital of Texas Highway, Las Cimas IV, Suite 300, Austin, Texas 78746. At the Annual Meeting, the Company’s stockholders voted on six proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the SEC on April 20, 2026. As of April 13, 2026 (the “Annual Meeting Record Date”), the total number of shares entitled to vote was 37,085,334 representing 29,363,201 shares of Common Stock outstanding on the Annual Meeting Record Date, plus 7,722,133 as-converted shares of Common Stock that the holders of the Series A Preferred Stock, par value $0.0001 per share (the “Series A Preferred Stock”), were entitled to vote. Present at the Annual Meeting in person or by proxy were holders of 25,225,503 shares of Common Stock, including the shares of Series A Preferred Stock on an as-converted basis, representing 68% of the eligible votes, constituting a quorum.

The stockholders voted on the following items at the Annual Meeting:
1.To elect one Class III director to serve on the board of directors until the Company’s 2029 annual meeting of stockholders, or until a successor is duly elected and qualified;
2.To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026;
3.To vote on a non-binding advisory basis to approve the compensation of the Company’s named executive officers;
4.To approve the adoption of the Certificate of Amendment, to be filed not later than February 24, 2027, to effect a reverse stock split of our Common Stock at a ratio in the range of 1-for-5 to 1-for-30 (collectively, the “Reverse Split”), with such ratio to be determined in the discretion of the board of directors and publicly disclosed prior to the effectiveness of the Reverse Split (the “Reverse Split Proposal”);
5.To approve an amendment to the Company’s 2024 Omnibus Incentive Plan (the “2024 Plan”) to increase the number of shares of the Company’s Common Stock reserved for issuance thereunder from 3,200,000 to 5,200,000 (the “Equity Plan Increase Proposal”);
6.To approve an adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are not sufficient votes in favor of the Reverse Split Proposal or the Equity Plan Increase Proposal (the “Adjournment Proposal”).

The stockholders elected one Class III director to serve on the Company’s board of directors until the Company’s 2029 annual meeting of stockholders, or until a successor is duly elected and qualified. The voting results were as follows.

Director Nominee	For	Withhold	Broker Non-Votes
John T. (Jack) McDonald	16,233,354	3,202,667	5,789,482
The stockholders ratified the appointment of KPMG, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The voting results were as follows.

For	Against	Abstain
25,055,376	33,552	136,575
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
17,103,870	2,215,172	116,979	5,789,482
The stockholders approved the Reverse Split Proposal. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
24,037,971	1,161,451	26,081	—
The stockholders approved the Equity Plan Increase Proposal. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
18,787,793	640,199	8,029	5,789,482

The stockholders approved the Adjournment Proposal. The voting results were as follows.

For	Against	Abstain	Broker Non-Votes
23,842,764	1,356,414	26,325	—

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits.
Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Upland Software, Inc.
10.1	Amendment No. 1 to Upland Software, Inc. 2024 Omnibus Incentive Plan.
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UPLAND SOFTWARE, INC.

By:	/s/ Michael D. Hill
Michael D. Hill Chief Financial Officer
Date: June 4, 2026